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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 August 7, 2002

                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                          Commission File Number 0-1088



                              KELLY SERVICES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

             DELAWARE                                    38-1510762
  ---------------------------------                -----------------------
      (State or other jurisdiction                    (I.R.S. Employer
  of incorporation or organization)                 Identification No.)


                 999 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084
 -------------------------------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (248) 362-4444
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 7.    Financial Statements, Pro Forma Information and Exhibits.
           --------------------------------------------------------

           (c)        Exhibits.

           Exhibit 99.1     -     Statement of Terence E. Adderley, Chairman of
                                  the Board and Chief Executive Officer of Kelly
                                  Services, Inc. pursuant to Securities and Exchange Commission Order No. 4-460.

           Exhibit 99.2     -     Statement of William K. Gerber, Chief
                                  Financial Officer of Kelly Services, Inc.
                                  pursuant to Securities and Exchange Commission
                                  Order No. 4-460.

           Exhibit 99.3     -     Statement of Terence E. Adderley, Chairman of
                                  the Board and Chief Executive Officer of
                                  Kelly Services, Inc. pursuant to 18 U.S.C.
                                  Section 1350.

           Exhibit 99.4     -     Statement of William K. Gerber, Chief
                                  Financial Officer of Kelly Services, Inc.
                                  pursuant to 18 U.S.C. Section 1350.



Item 9.    Regulation FD Disclosure.
           ------------------------

           On August 7, 2002, the Chief Executive Officer and Chief Financial Officer of Kelly Services, Inc. delivered statements to the Securities and Exchange Commission in accordance with the requirements of Securities and Exchange Commission Order No. 4-460 and 18 U.S.C. Section 1350. Copies of these statements are attached as exhibits to this report. These statements are not deemed to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or incorporated by reference in any document so filed.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               KELLY SERVICES, INC.

Date:  August 7, 2002



                                               /s/ William K. Gerber
                                               ---------------------------------
                                               William K. Gerber
                                               Executive Vice President and
                                               Chief Financial Officer
                                               (Principal Financial Officer and
                                               Principal Accounting Officer